UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Key Energy Services, Inc.
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KEY ENERGY SERVICES, INC.

1301 McKinney Street

Suite 1800

Houston, Texas 77010

SUPPLEMENTAL PROXY STATEMENT FOR THE 2014 ANNUAL MEETING OF

STOCKHOLDERS

To Be Held on May 15, 2014

This proxy statement supplement, dated May 6, 2014, supplements the proxy statement filed by Key Energy, Services, Inc. (“we”, “us”, “Key” or the “Company”) with the U.S. Securities and Exchange Commission on March 17, 2014 and made available to Key stockholders in connection with the solicitation of proxies by the Key Board of Directors for the 2014 Annual Meeting of Stockholders and any adjournment or postponement thereof.

This supplement is being filed with the SEC and being made available to stockholders on May 6, 2014. Only stockholders of record as of the close of business on March 3, 2014 are entitled to receive notice of and to vote at the annual meeting.

Except as described in this supplement, the information provided in the proxy statement continues to apply. To the extent that information in this supplement differs from or updates information contained in the proxy statement, the information in this supplement is more current. The proxy statement contains important additional information. This supplement should be read in conjunction with the proxy statement.

Supplemental Disclosure Concerning Proposal 2

The purpose of this supplement is to correct and supplement information about the securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2013, as found on pg. 64 of the proxy statement. The section and table as updated are set forth below. In addition, the complete text of the Key Energy Services, Inc. 2014 Equity and Cash Incentive Plan (the “2014 Plan”) has been filed with the SEC as Exhibit A to this proxy statement supplement as it was inadvertently not included with the proxy statement.

Securities Authorized for Issuance Under Our Equity Compensation Plans

As of December 31, 2013, 152,331,006 shares of the Company’s common stock were issued and outstanding. Under our existing equity plans, a total of 3,754,446 shares of common stock were subject to outstanding awards as of December 31, 2013, including (i) stock options and stock appreciation rights covering a total of 1,649,346 shares, with a weighted average exercise price of $14.37 and a weighted average remaining term of 3.2 years, and (ii) restricted stock and restricted stock unit awards covering a total of 2,105,100 shares. A total of 2,485,238 shares remained available for future grants of awards under our existing equity plans. None of the shares currently available for future grants shall be available for grant under the 2014 Plan. The shares outstanding under our existing equity plans do not include performance units, which are payable only in cash.

1

The following table sets forth information as of December 31, 2013 with respect to compensation plans (including individual compensation arrangements) under which our common stock is authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
	(in thousands)		(in thousands)
Equity compensation plans approved by stockholders(1)	1,649	$14.37	2,485
Equity compensation plans not approved by stockholders	—	$0.00	—
Total	1,649		2,485

(1)	Represents options and other stock-based awards granted under the 1997 Plan, the 2007 Plan, the 2009 Plan and the 2012 Plan.

Additional Information relating to our 2014 Plan

On May 5, 2014, in response to a review of the 2014 Plan by a proxy advisory firm, the Board of Directors confirmed that the total number of shares authorized for issuance under the 2014 Plan will not exceed 12,310,750 shares of common stock. The 12,310,750 shares of common stock equals (i) 9,700,000 newly authorized shares of common stock, plus (ii) 2,610,750 shares of common stock subject to outstanding awards under the Prior Plans as of December 31, 2013. The Prior Plans for this purpose are our 2012 Equity Cash and Incentive Plan, 2009 Equity Cash and Incentive Plan and the 2007 Equity Cash and Incentive Plan.

In addition, stock options and stock appreciation rights covering a total of 1,143,696 shares are outstanding as of December 31, 2013 under the Key Energy Group, Inc. 1997 Incentive Plan (the “1997 Plan”).

All share numbers are subject to adjustment in the event of certain corporate events or changes in our common stock as described in the applicable Plan. If the 2014 Plan is approved by the stockholders, no further grants will be made under the Prior Plans or the 1997 Plan.

Our equity plans, including the 2014 Plan are broad-based plans. In 2013, 214 individuals received grants under the existing equity plans. We use equity awards to align the interests of management and employees to those of our stockholders. Equity awards, which vest over time, foster an ownership culture and are essential for us to recruit, retain and motivate our management and key employees. The 2014 Plan is a broad-based plan and covers all employees, non-employee directors, consultants and advisors.

In designing our compensation programs over the years, our experience is that, for our particular workforce, equity-based awards provide effective incentives for senior level employees and other key employees, whereas cash incentive awards provide more effective incentives for our other employees. Accordingly, we have provided equity-based compensation to those employees for whom it provides the most effective incentive.

2

The table below shows the concentration of equity-based awards granted to our CEO and other named executive officers (“NEOs”), compared to all equity-based awards granted during the applicable year. For purposes of the table below, the number of equity-based awards includes all restricted stock awards and restricted stock units, as well as performance units, which are payable solely in cash. No stock options or SARs were granted in these years.

Year	2013	2012	2011
Grants to Chief Executive Officer	519,000 *	242,016	264,337
Grants to All NEOs (including the CEO)	1,272,199	529,750	586,022
All Grants	2,749,431	1,349,072	1,370,080
Concentration Ratio (CEO)	18.88%	17.94%	19.29%
Concentration Ratio (all NEOs, including the CEO)	46.27%	39.27%	42.77%

*	In connection with the foregoing disclosure, we note that the 2013 Grants of Plan-Based Awards Table found on pg. 46 of the proxy statement incorrectly lists Richard J. Alario’s grants of restricted shares and performance units on January 21, 2013 as 259,900 each. The actual number of restricted shares and performance units granted was 259,500 each.

We have attached as Exhibit B a letter from Ralph S. Michael, III, Lead Independent Director, that further confirms our pay-for-performance philosophy.

Board Recommendation

As set forth in proposal 2 in the proxy statement, the Board of Directors recommends that stockholders approve the 2014 Plan at the Company’s annual stockholder meeting on May 15, 2014. We strongly believe that the 2014 Plan is essential to our continuing efforts to attract, motivate and retain key employees and thereby increase stockholder value. The Board of Directors therefore recommends that stockholders vote FOR approval of the 2014 Plan.

3

Exhibit A

KEY ENERGY SERVICES, INC.

2014 EQUITY AND CASH INCENTIVE PLAN

1. Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the Key Energy Services, Inc. 2014 Equity and Cash Incentive Plan (this “Plan”). The purpose of this Plan is to enable Key Energy Services, Inc., a Maryland corporation (the “Company”), and any Affiliate to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company’s long range success and to provide incentives that are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.

1.2 Plan Merger. This Plan is established as a successor to the Company’s 2012 Equity Cash and Incentive Plan (the “2012 Plan” ), the 2009 Equity Cash and Incentive Plan (the “2009 Plan” ) and the 2007 Equity Cash and Incentive Plan (the “2007 Plan”, collectively with the 2012 Plan and the 2009 Plan, the “Prior Plans”). The Prior Plans are hereby merged with and into this Plan effective as of the Effective Date, and no additional grants shall be made thereafter under the Prior Plans. Outstanding awards under the Prior Plans shall continue in effect according to their terms as in effect before the merger of the Prior Plans into this Plan (subject to such amendments as the Administrator deems appropriate, consistent with the Prior Plans, as applicable), and the shares with respect to outstanding grants under the Prior Plans shall be issued or transferred under this Plan. Shares that remain available under the Prior Plans will be cancelled as of the Effective Time and not rolled over into this Plan’s share reserve.

1.3 Eligible Award Recipients. The persons eligible to receive Awards are Employees, Consultants and Directors of the Company and its Affiliates.

1.4 Available Awards. Available Awards include the following: (a) Incentive Stock Options, (b) Nonstatutory Stock Options, (c) Restricted Awards, (d) Performance Compensation Awards, (e) Stock Appreciation Rights, (f) Performance Shares, and (g) Performance Units.

2. Definitions.

2.1 “Administrator” means the Board or the Committee appointed by the Board in accordance with Section 3.5.

2.2 “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.3 “Award” means any right granted under this Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Award, a Performance Compensation Award, a Stock Appreciation Right, Performance Shares, or Performance Units.

2.4 “Award Agreement” means an agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company) between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of this Plan.

2.5 “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

2.6 “Board” means the Board of Directors of the Company.

2.7 “Cause” means (a) with respect to any Participant who is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, as defined therein and (b) with respect to all other Participants (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct tending to bring the Company or an Affiliate into substantial public disgrace, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

2.8 “Change in Control” means:

(a) Consummation of a merger of the Company with another entity, a consolidation involving the Company, or the sale of all or substantially all of the assets of the Company to another entity if, in any such case, the holders of equity securities of the Company immediately prior to such transaction or event do not beneficially own immediately after such transaction or event equity securities of the resulting entity entitled to 50% or more of the votes then eligible to be cast in the election of directors generally (or comparable governing body) of the resulting entity in substantially the same proportions that they owned the equity securities of the Company immediately prior to such transaction or event;

(b) the dissolution or liquidation of the Company;

(c) when any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the combined voting power of the outstanding securities of the Company; or

(d) as a result of or in connection with a contested election of directors, the persons who were members of the Board immediately before such election cease to constitute a majority of the Board.

As used in this definition of “Change in Control,” (1) “resulting entity” in the context of a transaction or event that is a merger, consolidation or sale of all or substantially all assets shall mean the surviving entity (or acquiring entity in the case of an asset sale) unless the surviving entity (or acquiring entity in the case of an asset sale) is a subsidiary of another entity and the holders of Common Stock receive capital stock of such other entity in such transaction or event, in which event the resulting entity shall be such other entity, and (2) subsequent to the consummation of a merger or consolidation that does not constitute a Change in Control, the term “Company” shall refer to the resulting entity and the term “Board” shall refer to the board of directors (or comparable governing body) of the resulting entity.

Notwithstanding the occurrence of any of the foregoing events described above which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting a Change in Control shall not be considered a Change in Control. Such determination shall be effective only if it is made by the Board prior to the occurrence of an event that otherwise would be or probably would lead to a Change in Control; or after such event if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be or probably would lead to a Change in Control.

Notwithstanding anything herein to the contrary, and only to the extent that an Award is subject to Section 409A of the Code and payment of the Award pursuant to the application of the definition of “Change in Control” above would cause such Award not to otherwise comply with Section 409A of the Code, payment of an Award may occur upon a “Change in Control” only to the extent that the event constitutes a “change in the ownership or effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company under Section 409A of the Code and the applicable Internal Revenue Service and Treasury Department regulations thereunder.

2.9 “Change in Control Value” means, with respect to a Change in Control, (i) the per share price offered to stockholders of the Company in any merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer, exchange offer or sale or other disposition of outstanding voting stock of the Company, or (iii) if such Change in Control occurs other than as described in clause (i) or clause (ii), the Fair Market Value per share of the shares into which Awards are exercisable, as determined by the Administrator, whichever is applicable. In the event that the consideration offered to stockholders of the Company consists of anything other than cash, the Administrator shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

2.10 “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, and any guidance and/or regulations promulgated thereunder.

2.11 “Committee” means a committee of one or more members of the Board appointed by the Board to administer this Plan in accordance with Section 3.5.

2.12 “Common Stock” means the common stock, $0.10 par value per share, of the Company.

2.13 “Company” has the meaning set forth in Section 1.1.

2.14 “Consultant” means any person, including an advisor (a) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or who provides bona fide services to the Company or an Affiliate pursuant to a written agreement or (b) who is a member of the Board of Directors of an Affiliate; provided that, except as otherwise permitted in Section 5.3 hereof, such person is a natural person and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.15 “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Administrator or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. Notwithstanding anything herein to the contrary, if an Optionholder who was granted an Incentive Stock Option exercises such Option on a date that is more than three (3) months after the last date on which the Optionholder was an Employee, such Option shall be treated as a Nonstatutory Stock Option, to the extent required by Section 424 of the Code.

2.16 “Covered Employee” has the same meaning as set forth in Section 162(m)(3) of the Code.

2.17 “Date of Grant” means the date on which the Administrator adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award and from which the Participant begins to benefit from or be adversely affected by subsequent changes in the Fair Market Value of the Common Stock or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

2.18 “Detrimental Activity” means: (a) any violation of the terms of any written agreement (including an Award Agreement, employment agreement or other agreement) with the Company or any of its Affiliates relating to covenants with respect to non-disclosure, confidentiality, intellectual property, work product, inventions assignment, privacy, exclusivity, non-competition, non-solicitation or non-disparagement; (b) breach of the Company’s Code of Business Conduct; (c) activity that is discovered to be grounds for or results in termination of the Participant’s employment or consulting engagement for Cause; (d) the conviction of, or guilty plea entered by, the Participant for any felony or a crime involving moral turpitude whether or not connected with the Company or its Affiliates; or (e) the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or any of its Affiliates.

2.19 “Director” means a member of the Board.

2.20 “Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.9 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The Administrator may establish another definition of Disability for purposes of particular Award Agreements, including as required to comply with Section 409A of the Code, if applicable. The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator. Except in situations where the Administrator is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.9 hereof within the meaning of Section 22(e)(3) of the Code, the Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

2.21 “Dividend Equivalents” has the meaning set forth in Section 7.1(b)(2).

2.22 “Effective Date” means May 15, 2014, provided that this Plan is approved by stockholders of the Company on that date.

2.23 “Employee” means any person employed by the Company or an Affiliate as an employee. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.24 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.25 “Fair Market Value” means, as of any date, the value of the Common Stock as determined below. The Fair Market Value on any date on which the Company’s shares of Common Stock are registered under Section 12 of the Exchange Act and listed on the New York Stock Exchange shall be the closing price of a share of Common Stock on the New York Stock Exchange on such date. In the event that Fair Market Value is to be determined as of a date on which the New York Stock Exchange is closed, Fair Market Value shall be determined (a) for purposes of establishing the exercise price of Options and SARs or calculating a payment (whether in cash, Common Stock or otherwise) to a Participant, using the closing price of a share of Common Stock on the immediately preceding trading day; and (b) for purposes of calculating income recognized, amount of tax withholdings or for a similar purpose, using the average of the closing price of a share of Common Stock on the immediately preceding trading day and the opening price of a share of Common Stock on the immediately following trading day. If the Common Stock is admitted to quotation on the over the counter market or any interdealer quotation system, the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Common Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported. In the absence of an established market for the Common Stock, the Fair Market Value determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons. Notwithstanding anything herein to the contrary, for purposes of establishing the exercise price of Options and SARs, the determination of Fair Market Value in all cases shall be in accordance with Section 409A of the Code and the regulations thereunder.

2.26 “Form S-8” has the meaning set forth in Section 5.3.

2.27 “Free Standing Rights” has the meaning set forth in Section 7.3(a).

2.28 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.29 “Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a Director as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.30 “Negative Discretion” means the discretion authorized by this Plan to be applied by the Administrator to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 7.2(d)(4); provided, that, the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

2.31 “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

2.32 “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

2.33 “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.34 “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to this Plan.

2.35 “Option Agreement” means an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company) between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of this Plan and need not be identical.

2.36 “Optionholder” means a person to whom an Option is granted pursuant to this Plan or, if applicable, such other person who holds an outstanding Option.

2.37 “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

2.38 “Participant” means a person to whom an Award is granted pursuant to this Plan or, if applicable, such other person who holds an outstanding Award.

2.39 “Performance Compensation Award” means any Award designated by the Administrator as a Performance Compensation Award pursuant to Section 7.2.

2.40 “Performance Criteria” means the criterion or criteria that the Administrator shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under this Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division or operational unit of the Company) and shall be limited to the following:

(a) net earnings or net income (before or after taxes);

(b) basic or diluted earnings per share (before or after taxes);

(c) net revenue or net revenue growth;

(d) gross revenue;

(e) gross profit or gross profit growth;

(f) net operating profit (before or after taxes);

(g) return measures (including, but not limited to, return on assets, capital, invested capital, equity or sales);

(h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(i) earnings before or after taxes, interest, depreciation and/or amortization;

(j) gross or operating margins;

(k) productivity ratios;

(l) share price (including, but not limited to, growth measures and total stockholders return);

(m) expense targets;

(n) margins;

(o) operating efficiency;

(p) objective measures of customer satisfaction;

(q) working capital targets;

(r) measures of economic value added;

(s) inventory control;

(t) enterprise value;

(u) Key Value Added (“KVA”);

(v) safety performance; and

(w) economic profit.

Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any business unit of the Company and/or an Affiliate or any combination thereof, as the Administrator may deem appropriate, or any of the above Performance Criteria as compared to the performance of a group of comparable companies, or published or special index that the Administrator, in its sole discretion, deems appropriate, or the Company may select Performance Criterion (l) above as compared to various stock market indices. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Administrator shall, within the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Administrator discretion to alter the governing Performance Criteria without obtaining stockholder approval of such changes, the Administrator shall have sole discretion to make such changes without obtaining stockholder approval.

2.41 “Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

2.42 “Performance Goals” means, for a Performance Period, the one or more goals established by the Administrator for the Performance Period based upon the Performance Criteria. The Administrator is authorized at any time during the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events:

(a) asset write-downs;

(b) litigation or claim judgments or settlements;

(c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results;

(d) any reorganization and restructuring programs;

(e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year;

(f) acquisitions or divestitures;

(g) any other specific unusual or nonrecurring events, or objectively determinable category thereof;

(h) foreign exchange gains and losses; and

(i) a change in the Company’s fiscal year;

(j) changes in generally accepted accounting principles (“GAAP”); and

(k) such other events as the Administrator shall specify when it establishes the Performance Goals.

2.43 “Performance Period” means the one or more periods of time not less than one (1) year in duration, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.

2.44 “Performance Shares” has the meaning set forth in Section 7.4(a).

2.45 “Performance Units” has the meaning set forth in Section 7.4(a).

2.46 “Plan” has the meaning set forth in Section 1.1.

2.47 “Related Rights” has the meaning set forth in Section 7.3(a).

2.48 “Restricted Award” means any Award granted pursuant to Section 7.1(a).

2.49 “Restricted Period” has the meaning set forth in Section 7.1(a).

2.50 “Restricted Stock” has the meaning set forth in Section 7.1(a).

2.51 “Restricted Stock Units” has the meaning set forth in Section 7.1(a).

2.52 “Retirement” means the voluntary termination of a Participant’s Continuous Service with the Company, including any Affiliates, constituting retirement if such termination occurs on a date on which both (a) the Participant’s age is sixty (60) years or older and (b) the number of years of such Participant’s Continuous Service equals or is greater than five (5) years; or such other age, years of services or combination thereof as may be designated by the Administrator in such Participant’s Award Agreement.

2.53 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

2.54 “SAR exercise price” has the meaning set forth in Section 7.3(b).

2.55 “Securities Act” means the Securities Act of 1933, as amended.

2.56 “Stock Appreciation Right” means the right pursuant to an award granted under Section 7.3 to receive an amount equal to the excess, if any, of (a) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of stock covered by such right or such portion thereof, over (b) the aggregate SAR exercise price of such right or such portion thereof.

2.57 “Stock for Stock Exchange” has the meaning set forth in Section 6.4.

2.58 “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

2.59 “Treasury Regulations” means the United States Treasury Regulations promulgated pursuant to the Code.

2.60 “Vested Units” has the meaning set forth in Section 7.1(e).

3. Administration.

3.1 Administration by Board. This Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3.5.

3.2 Powers of Administrator. The Administrator shall have the power and authority to select and grant to Participants Awards pursuant to the terms of this Plan.

3.3 Specific Powers. In particular, the Administrator shall have the authority: (a) to construe, interpret and administer this Plan, reconcile any inconsistency in, correct any defect in and/or supply any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (b) to promulgate, amend, and rescind rules and regulations relating to the administration of this Plan; (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan; (d) to the extent permissible under applicable law, including the corporate law of the state in which the Company is incorporated, to delegate its authority to one or more Officers with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act; (e) to determine when Awards are to be granted under this Plan and, subject to Section 2.17, the applicable Date of Grant; (f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted; (g) to determine the number of shares of Common Stock to be made subject to each Award; (h) to determine whether each Option is to be an Incentive Stock Option or a Nonstatutory Stock Option; (i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment, vesting provisions, right of repurchase provisions, and any applicable restrictive covenants, and to specify the provisions of the Award Agreement relating to such grant or sale; (j) subject to the restrictions set forth in Section 14.2, to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent; (k) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of this Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies; (l) to make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments; and (m) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for administration of this Plan.

3.4 Decisions Final. All decisions made by the Administrator pursuant to the provisions of this Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious. All Awards shall be made conditional upon the Participant’s acknowledgement, by acceptance of the Award in writing, by electronic signature, or by other electronic means, that all decisions and determinations of the Administrator shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Awards. Awards under a particular Section of this Plan need not be uniform as among the Participants.

3.5 The Committee.

(a) General. The Board may delegate administration of this Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of this Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of this Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of this Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case that the Committee is comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members (or of all of its members if there are only two members) and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by this Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

(b) Committee Composition when Common Stock is Registered. At any such time as the Common Stock is required to be registered under Section 12 of the Exchange Act, the Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under this Plan in the event Awards are granted under this Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.6 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with this Plan or any Award granted under this Plan, and against all amounts paid by the Administrator in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within sixty (60) days after institution of any such action, suit or proceeding, such Administrator shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to this Plan.

4.1 Share Reserve. Subject to adjustment in accordance with Section 11, the total number of shares of Common Stock that shall be available for the grant of Awards under this Plan shall be the sum of the following: (i) nine million seven hundred thousand (9,700,000) shares of Common Stock, plus (ii) the number of shares of Common Stock subject to outstanding Awards under the Prior Plans as of the Effective Date. Notwithstanding the foregoing, the total number of shares of Common Stock that shall be available for the grant of Awards under this Plan shall not exceed twelve million three hundred ten thousand seven hundred fifty (12,310,750) shares of Common Stock, subject to adjustment in accordance with Section 11. For purposes of the limitation described above, any Common Stock subject to an Award under this Plan, or under an Award under the Prior Plans that is outstanding as of the Effective Date, which terminates by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares of Common Stock, is settled in cash, or is exchanged with the Administrator’s permission, prior to the issuance of shares of Common Stock, for an Award not involving shares of Common Stock, shall be available again for grant under this Plan. However, the full number of Stock Appreciation Rights granted that are to be settled by the issuance of shares of Common Stock shall be counted against the aggregate plan limit described above, regardless of the number of shares of Common Stock actually issued upon settlement of such Stock Appreciation Rights.

4.2 Individual Limits. Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock and/or Stock Appreciation Rights with respect to more than five hundred thousand (500,000) shares of Common Stock. Stock available for distribution under this Plan shall be authorized and unissued shares or shares reacquired by the Company in any manner. The limits applicable to Performance Compensation Awards are set forth in Section 7.2.

4.3 Share Counting. Notwithstanding anything to the contrary contained herein: (i) shares of Common Stock surrendered or withheld in payment of the exercise price of an Option shall count against the aggregate plan limit described above; and (ii) shares of Common Stock withheld by the Company to satisfy any tax withholding obligation shall count against the aggregate plan limit described above. All shares reserved for issuance under this Plan may be used for Incentive Stock Options. No fractional shares of Common Stock may be issued. The preceding sentences of this Section shall apply only for purposes of determining the aggregate number of shares of Common Stock that may be issued under this Plan, but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under this Plan. For the avoidance of doubt, if shares of Common Stock are repurchased by the Company on the open market with the proceeds of the exercise price of Options, such shares may not again be made available for issuance under this Plan.

5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

5.2 Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Date of Grant and the Option is not exercisable after the expiration of five (5) years after the Date of Grant.

5.3 Consultants. A Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company (i.e., capital raising), or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (a) that such grant (i) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (ii) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (b) that such grant complies with the securities laws of all other relevant jurisdictions.

5.4 Directors. Subject to Section 5.1, each Director shall be eligible to receive discretionary grants of Awards under this Plan.

6. Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If for any reason an Option designated as an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonstatutory Option appropriately granted under this Plan. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4 Consideration. The exercise price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or, (b) in the discretion of the Administrator, upon such terms as the Administrator shall approve, as follows: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have a Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate exercise price at the time of exercise; or (iv) in any other form of legal consideration that may be acceptable to the Administrator. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held such period of time as is required to avoid a charge to earnings for financial accounting purposes. Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system), an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act) shall be prohibited with respect to any Award under this Plan.

6.5 Transferability of an Option. An Option (including an Incentive Stock Option or a Nonstatutory Stock Option) shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. For the avoidance of doubt, an Option may not be transferred in a divorce. Notwithstanding the foregoing, the Optionholder may, pursuant to Section 14.14, designate a beneficiary who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Vesting Generally. The Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Administrator may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Option Agreement upon the occurrence of a specified event.

6.7 Termination of Continuous Service. Unless otherwise provided in an Option Agreement or in an employment or consulting agreement the terms of which have been approved by the Administrator, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death, Disability or Retirement or termination by the Company for Cause), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three (3) months following the termination of the Optionholder’s Continuous Service, or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the preceding sentence, the Option shall terminate. Unless otherwise provided in an Option Agreement or in an employment or consulting agreement the terms of which have been approved by the Administrator, outstanding Options that are not exercisable at the time an Optionholder’s Continuous Service terminates for any reason other than for Cause (including an Optionholder’s death, Disability or Retirement) shall be forfeited and expire at the close of business on the date of such termination. Unless otherwise provided in an Option Agreement or in an employment or consulting agreement the terms of which have been approved by the Administrator, if the Optionholder’s Continuous Service terminates for Cause, all outstanding Options shall be forfeited (whether or not vested) and expire as of the beginning of business on the date of such termination for Cause.

6.8 Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three (3) months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.9 Disability of Optionholder. Unless otherwise provided in an Option Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date twelve (12) months following such termination or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

6.10 Death of Optionholder. Unless otherwise provided in an Option Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s beneficiary (as determined under Section 14.14), but only within the period ending on the earlier of (a) the date twelve (12) months following the date of death or (b) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

6.11 Retirement. Unless otherwise expressly provided in an Option Agreement, in the event of an Optionholder’s Continuous Service terminates as a result of Retirement, the Optionholder may exercise his or her Option (to the extent the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the expiration of the term of the Option as set forth in the Option Agreement or (b) the date one (1) year following such termination.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

6.13 Section 409A. Notwithstanding anything herein to the contrary, if an Option is granted to a Participant with respect to whom Common Stock does not constitute “service recipient stock” (as defined in Treasury Regulation Section 1.409A-1(b)(5)(iii)), the Option shall comply with Section 409A of the Code to the extent applicable.

7. Provisions of Awards Other Than Options.

7.1 Restricted Awards

(a) General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator shall determine.

(b) Restricted Stock and Restricted Stock Units.

(1) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Administrator determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Administrator may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Administrator, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant should fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, within a reasonable period of time following the Date of Grant, the Award shall be null and void. Subject to the restrictions set forth in the Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Administrator, cash dividends and stock dividends with respect to the Restricted Stock may be either currently paid to the Participant or withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Administrator. The cash dividends or stock dividends so withheld by the Administrator and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Administrator, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends. Any right to receive dividends with respect to performance-based Restricted Stock shall vest only if and to the extent that the underlying Restricted Stock vests.

(2) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. At the discretion of the Administrator, each Restricted Stock Unit (representing one (1) share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). At the discretion of the Administrator, Dividend Equivalents may be either currently paid to the Participant or withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Administrator. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Administrator, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit. Any right to receive Dividend Equivalents with respect to performance-based Restricted Stock Units shall vest only if and to the extent that the underlying Restricted Stock Unit vests.

(c) Restrictions.

(1) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

(2) Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(3) The Administrator shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

(d) Restricted Period. With respect to Restricted Stock and Restricted Stock Units, the Restricted Period shall commence on the Date of Grant and end at the time or times set forth on a schedule established by the Administrator in the applicable Award Agreement. If neither the grant nor the vesting of the Restricted Stock or Restricted Stock Units are subject to performance conditions, the Restricted Stock and Restricted Stock Units shall vest over a period of not less than three (3) years and if the grant or vesting of Restricted Stock or Restricted Stock Units is subject to performance conditions, the Restricted Stock or Restricted Stock Units shall vest over a period of not less than one (1) year; provided that the Award Agreement may provide that (x) Restricted Stock or Restricted Stock Units may vest on an accelerated basis in the event of a Participant’s death, Disability, Retirement or involuntary termination without Cause, or in the event of a Change in Control, and (y) up to ten percent (10%) of the shares of Common Stock initially authorized for issuance under this Plan may be granted as Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units free of the limitations on vesting set forth herein and in Section 7.4(c). Notwithstanding the foregoing, in addition to other Awards, each Non-Employee Director shall be eligible to receive grants of fully vested Stock as part of his or her director fees.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.1(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at such other payment date as may be specified in the applicable Award Agreement, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one (1) share of Common Stock for each such outstanding Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.1(b)(2) hereof and the interest thereon, if any, or, at the discretion of the Administrator, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Administrator may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of a date immediately preceding the date of payment of such Vested Unit, as determined by the Administrator.

(f) Stock Restrictions. Each certificate representing Restricted Stock awarded under this Plan shall bear a legend in the form the Company deems appropriate.

7.2 Performance Compensation Awards.

(a) General. The Administrator shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price or grant price, as the case may be, equal to or greater than the Fair Market Value per share of Common Stock on the date of grant), to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Administrator shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.

(b) Eligibility. The Administrator will, in its sole discretion, designate within the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.2. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c) Discretion of Administrator with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Administrator shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one (1) year in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply to the Company and the Performance Formula. Within the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Administrator shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.2(c) and record the same in writing.

(d) Payment of Performance Compensation Awards.

(1) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(2) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period.

(3) Certification. Following the completion of a Performance Period, the Administrator shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Administrator shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 7.2(d)(4) hereof, if and when it deems appropriate.

(4) Use of Discretion. In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Administrator may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Administrator shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the maximum amount payable under Section 7.2(d)(6).

(5) Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants or their beneficiaries as soon as administratively practicable following completion of the certifications required by this Section 7.2.

(6) Maximum Award Payable. Subject to adjustment under Section 11, the following limitations shall apply:

(A) The maximum amount that may be payable to any Participant for a calendar year in a Performance Period with respect to Performance Compensation Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units is five hundred thousand (500,000) shares of Common Stock or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof, determined as of the date set forth in the applicable Award Agreement. The limit set forth in the preceding sentence will be applied separately to each type of Award.

(B) The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 7.2(a) shall be two million dollars ($2,000,000).

(7) Death, Disability or Change in Control. Notwithstanding anything herein to the contrary, an Award Agreement may provide that a Performance Compensation Award may be payable upon death, disability or change of ownership or control prior to the attainment of the applicable Performance Goals, provided that any such Award will not constitute “performance-based compensation” under Section 162(m) of the Code if the Award is actually paid prior to the attainment of the Performance Goals.

(8) Dividends and Dividend Equivalents. With respect to Restricted Stock and Restricted Stock Units that are intended to constitute “performance-based compensation” under Section 162(m) of the Code, the Administrator has the discretion to determine whether dividends on such Restricted Stock and Dividend Equivalents on such Restricted Stock Units are intended to constitute “performance-based compensation.” If any dividends or Dividend Equivalents are so intended, such dividends or Dividend Equivalents must satisfy the requirements of Section 162(m) of the Code separately from the underlying Awards. Any right to receive dividends or Dividend Equivalents with respect to performance-based Awards shall vest only if and to the extent that the underlying Award vests.

(9) Acceleration or Deferral of Payment. If, after the attainment of the applicable Performance Goals, payment of a Performance Compensation Award in cash is accelerated to an earlier date, the amount paid will be discounted to reasonably reflect the time value of money. Any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (B) with respect to a Performance Compensation Award that is payable in Stock, by an amount greater than the appreciation of a share of Stock from the date such Award is deferred to the payment date.

7.3 Stock Appreciation Rights.

(a) General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or, provided the requirements of Section 7.3(b) are satisfied, in tandem with all or part of any Option granted under this Plan (“Related Rights”). In the case of a Nonstatutory Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

(b) Grant Requirements. A Stock Appreciation Right may only be granted if the Stock Appreciation Right does not provide for the deferral of compensation within the meaning of Section 409A of the Code. A Stock Appreciation Right does not provide for a deferral of compensation if: (i) the value of the Common Stock the excess over which the right provides for payment upon exercise (the “SAR exercise price”) may never be less than the Fair Market Value of the underlying Common Stock on the date the right is granted; (ii) the compensation payable under the Stock Appreciation Right can never be greater than the difference between the SAR exercise price and the Fair Market Value of the Common Stock on the date the Stock Appreciation Right is exercised; (iii) the number of shares of Common Stock subject to the Stock Appreciation Right must be fixed on the Date of Grant of the Stock Appreciation Right; and (iv) the right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right.

(c) Exercise and Payment. Upon exercise thereof, the holder of a Stock Appreciation Right shall be entitled to receive from the Company an amount equal to the product of (i) the excess of the Fair Market Value, on the date of such exercise, of one (1) share of Common Stock over the SAR exercise price per share specified in the Award Agreement for such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares for which such Stock Appreciation Right shall be exercised. Payment with respect to the exercise of a Stock Appreciation Right shall be paid on the date of exercise and may be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), cash or a combination thereof, as determined by the Administrator. Notwithstanding the foregoing, if, on the last day of the applicable exercise period, the Fair Market Value of the Common Stock exceeds the SAR exercise price and the Participant has not exercised the Stock Appreciation Right or the corresponding Option (if applicable), to the extent vested and exercisable, such Stock Appreciation Right shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(d) Exercise Price. The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value of one (1) share of Common Stock on the Date of Grant of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Administrator determines that the requirements of Section 7.3(b) are satisfied.

(e) Reduction in the Underlying Option Shares. Upon any exercise of a Stock Appreciation Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right shall have been exercised. The number of shares of Common Stock for which a Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option shall have been exercised.

(f) Transferability of a Stock Appreciation Right. A Stock Appreciation Right (including a Free Standing Right or a Related Right) shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the holder thereof only by such holder. For the avoidance of doubt, a Stock Appreciation Right may not be transferred in a divorce. Notwithstanding the foregoing, the holder may, pursuant to Section 14.14, designate a beneficiary who, in the event of the death of the holder, shall thereafter be entitled to exercise the Stock Appreciation Right.

7.4 Performance Shares and Performance Units.

(a) General. An Award of Performance Shares (“Performance Shares”) is an Award representing the right to receive a number of shares of Common Stock for each Performance Share granted, as the Administrator may determine. An Award of Performance Units (“Performance Units”) is an Award representing the right to receive a payment (either in cash or Common Stock) equal to the value of the Performance Units earned, as the Administrator may determine. Performance Shares and Performance Units may be granted alone or in combination with any other Award under this Plan.

(b) Value of Performance Shares and Performance Units. The Administrator shall establish Performance Goals for any specified Performance Periods. Prior to each grant of Performance Shares or Performance Units, the Administrator shall establish an initial amount of Common Stock for each award of Performance Shares. Each Performance Unit represents the value of one (1) share of Common Stock. The Administrator also shall set the Performance Goals that will be used to determine the extent to which the Participant receives Common Stock for the Performance Shares or payment of the value of the Performance Units awarded for such Performance Period. With respect to each such Performance Goal utilized during a Performance Period, the Administrator may assign percentages or other relative values to various levels of performance which shall be applied to determine the extent to which the Participant shall receive a payout of the number of Performance Shares or value of Performance Units awarded.

(c) Vesting of Performance Shares and Performance Units. The Administrator shall establish the vesting conditions for Performance Shares and Performance Units. Performance Shares and Performance Units shall vest over a period of not less than one (1) year; provided that the Award Agreement may provide that (x) Performance Shares and Performance Units may vest on an accelerated basis in the event of a Participant’s death, Disability, Retirement or involuntary termination without Cause, or in the event of a Change in Control, and (y) up to ten percent (10%) of the shares of Common Stock initially authorized for issuance under this Plan may be granted as Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units free of the limitations on vesting set forth herein and in Section 7.1(d).

(d) Dividend Equivalents. The Administrator may grant Dividend Equivalents in connection with Performance Shares and Performance Units, under such terms and conditions as the Administrator deems appropriate. Dividend Equivalents credited to a Participant’s account and attributable to any particular Performance Shares and Performance Units (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Administrator, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Performance Shares and Performance Units. Any right to receive Dividend Equivalents with respect to performance-based Performance Shares and Performance Units shall vest only if and to the extent that the underlying Performance Shares and Performance Units vest.

(e) Payment of Performance Shares and Performance Units. After a Performance Period has ended, a Participant holding Performance Shares or Performance Units shall be entitled to receive the value thereof as determined by the Administrator. The Administrator shall make this determination by first determining the extent to which the Performance Goals set pursuant to Section 7.4(b) have been met. The Administrator shall then determine the applicable percentage or other relative value to be applied to, and will apply such percentage or other relative value to, the number of Performance Shares or value of Performance Units to determine the payout to be received by the Participant. In addition, with respect to Performance Shares and Performance Units granted to each Participant, no payout shall be made hereunder except upon written certification by the Administrator that the applicable Performance Goals have been satisfied to a particular extent.

(f) Form and Timing of Payment. The payment described in Section 7.4(e) shall be made in Common Stock, or in cash, or partly in Common Stock and partly in cash, at the discretion of the Administrator and as set forth in the Award Agreement. The value of any fractional shares shall be paid in cash. Payment shall be made in a lump sum or installments as prescribed by the Administrator or the Award Agreement, as applicable. If Common Stock is to be converted into an amount of cash as of any date, or if an amount of cash is to be converted into Common Stock as of any date, such conversion shall be done at the then-current Fair Market Value of the Common Stock on such date.

8. Covenants of the Company.

8.1 Availability of Shares. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

8.2 Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Administrator may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over this Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act this Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under this Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9. Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

10.1 Acceleration of Exercisability and Vesting. The Administrator shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with this Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2 Stockholder Rights. Except as provided in this Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 12 hereof.

10.3 No Employment or Other Service Rights. Nothing in this Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause; (b) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate; or (c) the service of a Director pursuant to the bylaws of the Company or governing documents of any Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4 Transfer, Approved Leave of Absence. For purposes of this Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

10.5 Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award (a) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award and (b) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under this Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

10.6 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Administrator, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11. Adjustments Upon Changes in Stock.

Awards granted under this Plan and any agreements evidencing such Awards, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Section 7.2(d)(6) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards, and as to other terms of the Awards, including performance goals, as appropriate, to the extent necessary to preserve the economic intent of such Award in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the Date of Grant of any such Award. Any adjustment in Incentive Stock Options under this Section 11 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 or otherwise result in a violation of Section 409A of the Code. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Administrator determines that such adjustments or substitutions may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code or as otherwise permitted under the Plan. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12. Effect of Change in Control.

12.1 Effect on Awards.

(a) The Committee may provide in an Award Agreement terms under which Awards may vest and, as applicable, be exercisable or payable in the event of a Change in Control or in the event of a Participant’s termination of Continuous Service in connection with, upon or within a specified time period after a Change of Control.

12.2 In addition, in the event of a Change in Control, the Administrator, in its discretion, may take any action with respect to outstanding Awards that it deems appropriate, which action may vary among Awards granted to individual Participants; provided, however, that such action shall not reduce the value of an Award. In particular, with respect to Options, the actions the Administrator may take upon a Change in Control include, but are not limited to, the following: (i) providing that Options and Stock Appreciation Rights then outstanding may be exercised in full for a limited period of time on or before a specified date (before or after such Change in Control) fixed by the Administrator, after which specified date all unexercised Options and Stock Appreciation Rights and all rights of holders thereunder shall terminate, (ii) requiring the mandatory surrender to the Company by selected holders of Options and Stock Appreciation Rights of some or all of the outstanding Options and Stock Appreciation Rights held by such holders as of a date, before or after such Change in Control, specified by the Administrator, in which event the Administrator shall thereupon cancel such Options and Stock Appreciation Rights and the Company shall pay to each such holders an amount of cash per share equal to the excess, if any, of the Change in Control Value of the shares subject to such Option and Stock Appreciation Rights over the exercise price(s) under such Options and Stock Appreciation Rights for such shares, (iii) make such adjustments to Options and Stock Appreciation Rights then outstanding as the Administrator deems appropriate to reflect such Change in Control (provided, however, that the Administrator may determine in its sole discretion that no adjustment is necessary to Options and Stock Appreciation Rights then outstanding), or (iv) provide that the shares of Common Stock covered by an Option or Stock Appreciation Right theretofore granted shall be adjusted so that such Option and Stock Appreciation Right shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the holder had been the holder of record of the number of shares of Common Stock then covered by such Option or Stock Appreciation Right. The provisions contained in this paragraph shall not terminate any rights of a Participant to further payments pursuant to any other agreement with the Company with respect to a Change in Control. Without limiting the foregoing, if the per share Fair Market Value of the Common Stock does not exceed the per share exercise price of the Options or Stock Appreciation Rights, the Company shall not be required to make any payment to the Participant upon surrender of the Option or Stock Appreciation Right.

12.3 The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13. Amendment of this Plan and Awards.

13.1 Amendment/Termination of Plan. The Board at any time, and from time to time, may amend or terminate this Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, Section 13.3 and Section 14.2, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any applicable law or securities exchange listing requirements. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

13.2 Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to this Plan for stockholder approval, including, but not limited to, amendments to this Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend this Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring this Plan and/or Awards granted under it into compliance therewith.

13.4 No Impairment of Rights. Rights under any Award granted before amendment of this Plan shall not be impaired by any amendment of this Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5 Amendment of Awards. Subject to the restrictions set forth in Section 14.12, the Administrator at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Administrator may not effect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14. General Provisions.

14.1 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases. This Plan is intended to constitute an “unfunded” plan for incentive compensation and nothing contained in this Plan shall give any Participant any rights that are greater than those of a general unsecured creditor of the Company.

14.2 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.3 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, thirty (30) days shall be considered a reasonable period of time.

14.4 Other Provisions. The Award Agreements authorized under this Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, restrictive covenant obligations (including, without limitation, confidentiality, non-competition and non-solicitation covenants), and clawback or recoupment provisions, as the Administrator may deem advisable.

14.5 Cancellation and Rescission of Awards for Detrimental Activity.

(a) Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that the Participant has not engaged in any Detrimental Activity described in Section 2.18.

(b) Unless the Award Agreement specifies otherwise, the Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred Awards at any time if the Participant engages in any Detrimental Activity described in Section 2.18.

(c) In the event a Participant engages in Detrimental Activity described in Section 2.18 after any exercise, payment or delivery pursuant to an Award, during any period for which any restrictive covenant prohibiting such activity is applicable to the Participant, such exercise, payment or delivery may be rescinded within one (1) year after the Participant engages in such Detrimental Activity. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment or delivery, in such manner and on such terms and conditions as may be required by the Company. The Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company, subject to compliance with Section 409A of the Code, if applicable.

14.6 Clawbacks. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement. In addition, all Awards are subject to any applicable clawback policy or provision that may be implemented by the Board from time to time or is set forth in any Award Agreement.

14.7 Company Policies. All Awards made under this Plan shall be subject to any applicable share trading, stock ownership or other policies that may be implemented by the Board from time to time.

14.8 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two (2) years from the Date of Grant of such Incentive Stock Option or within one (1) year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.9 Section 16. It is the intent of the Company that this Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of this Plan would conflict with the intent expressed in this Section 14.9, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.10 Section 162(m). To the extent the Administrator issues any Award that is intended to be exempt from the application of Section 162(m) of the Code, the Administrator may, without stockholder or grantee approval, amend this Plan or the relevant Award agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.

14.11 Section 409A. This Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, this Plan shall be interpreted and administered to be in compliance therewith. Any payments described in this Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable laws require otherwise. If the Administrator (or its delegate) determines in its discretion that an Award is determined to be “nonqualified deferred compensation” subject to Section 409A of the Code, and that a Participant is a “specified employee” as defined in Section 409A(a)(2)(B)(i) of the Code and the regulations and other guidance issued thereunder, then the exercise or distribution of such Award upon a separation from service may not be made before the date which is six months after the date the Participant separates from service with the Company or any of its Affiliates. Notwithstanding any other provision contained herein, terms such as “termination of service,” “termination of employment” and “termination of engagement” shall mean a “separation from service” within the meaning of Section 409A of the Code, to the extent any exercise or distribution hereunder could be deemed “nonqualified deferred compensation” for purposes thereof.

14.12 No Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other awards of Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights, without stockholder approval.

14.13 Electronic Delivery. The Committee may, in its sole discretion, deliver any documents related to an Award by electronic means. To participate in this Plan, a Participant consents to receive all applicable documentation by electronic delivery and through an on-line (and/or voice activated) system established and maintained by the Committee or a third party vendor designated by the Committee.

14.14 Designation of Beneficiary. A Participant shall have the right to appoint any individual or legal entity, in writing, on a form prescribed by and filed with the Administrator, as his beneficiary to receive any Award (to the extent the Award allows for transfer upon death and the Award has not been previously terminated or forfeited) upon the Participant’s death. Such designation may be revoked by the Participant at any time and a new beneficiary may be appointed by the Participant by execution and submission to the Administrator of a revised beneficiary designation form. In order to be effective, a designation of beneficiary must be completed by the Participant and received by the Administrator, or its designee, prior to the date of the Participant’s death. In the absence of a designation, the Participant’s beneficiary shall be the legal representative of the Participant’s estate.

14.15 Incapacity of Holder or Beneficiary. If any person holding an Award or otherwise entitled to make an election or receive a distribution under this Plan is deemed by the Administrator to be incapable of making an election hereunder or of personally receiving and giving a valid receipt for a distribution hereunder, then, unless and until an election or claim therefore shall have been made by a duly appointed guardian or other legal representative of such person, the Administrator may provide for such election or distribution or any part thereof to be made by or to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such distribution shall be a distribution for the account of such person and a complete discharge of any liability of the Administrator, the Company and this Plan therefore.

14.16 Changes in Law. The Board may amend this Plan and any outstanding Awards granted thereunder in such respects as the Board shall, in its sole discretion, deem advisable in order to incorporate in this Plan or any such Awards any new provision or change designed to comply with or take advantage of requirements or provisions of the Code or any other statute, or rules or regulations of the Internal Revenue Service or any other federal or state governmental agency enacted or promulgated after the adoption of this Plan.

15. Effective Date of Plan.

This Plan shall become effective as of the Effective Date, if approved by the Company’s stockholders on such date. If this Plan is not so approved by the Company’s stockholders, (a) this Plan shall not be effective, and (b) any grants of Awards under this Plan shall immediately expire and be of no force and effect.

16. Termination or Suspension of this Plan.

This Plan shall terminate automatically on the date one (1) day before the tenth (10th) anniversary of the Effective Date. No Award shall be granted pursuant to this Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate this Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under this Plan while this Plan is suspended or after it is terminated. Unless the Company determines to submit Section 7.2 and the definition of “Performance Goal” and “Performance Criteria” to the Company’s stockholders at the first stockholder meeting that occurs in the fifth (5th) year following the year in which this Plan was last approved by stockholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such stockholder approval is obtained, then no further Performance Compensation Awards shall be made to Covered Employees under Section 7.2 after the date of such annual meeting, but this Plan may continue in effect for Awards to Participants not in accordance with Section 162(m) of the Code.

17. Choice of Law.

The law of the State of Maryland shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

18. Foreign Employees.

Without the amendment of this Plan, the Board may provide for the participation in this Plan by employees who are subject to the laws of foreign countries or jurisdictions, and such participation may be on such terms and conditions different from those specified in this Plan as may be administratively necessary or necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Board or its designee may make such modifications, amendments, procedures, subprograms and the like as may be necessary or advisable to comply with the provisions of laws of other countries or jurisdictions in which Affiliates operate or have employees.

Exhibit B

Memorandum

To:	Shareholders

From:	Ralph S. Michael, III, Lead Independent Director

Date:	5/6/2014

Re:	Key Energy Services, Inc.

To whom it may concern,

I write to you on behalf of the Board of Directors and the executive team of Key Energy Services, Inc. (“Key” or the “Company), who would like to share their appreciation for your continued investment in the Company. In response to attention from institutional shareholder advisors, we would like to share the following information regarding the Company’s performance and decisions made with respect to the compensation programs for the executives and employees at Key.

KEY PAY PHILOSOPHY

At Key, our compensation philosophy is to pay market competitive fixed compensation and a larger percentage of the targeted total direct compensation linked to performance. For 2013, the following points list some of the compensation decisions made by the Board and management.

•	The Company targets base salary to be around the 50th percentile of the market in order to compete for and retain high-performing talent.

•	For our CEO, 84% of total compensation is at risk through annual and long-term incentives, while the NEOs have 76% of their compensation at risk.

•	The Company utilizes performance units and restricted stock to balance performance and retention of the NEOs, which is highly prevalent in the energy industry. The Company places stronger weighting on the performance units for the CEO than the other NEOs.

•	The CEO’s and NEOs’ performance unit awards are 100% at risk, and are contingent on total shareholder return relative to Key’s performance peer group.

PAY FOR PERFORMANCE WORKS AT KEY

The compensation received by our executives reflects our “pay for performance” philosophy. The increase in market capitalization of Key was at the lower quartile relative to our peers in 2012 and 2013, and, accordingly, the executives’ realized pay was lower than their reported amounts. The CEO’s realized compensation for the fiscal year 2012 was 77% of the reported total direct compensation and for the 2013 fiscal year was 67% of the reported total direct compensation. Additionally, in terms of relative compensation to the peer group for 2013, the CEO’s 2013 reported total direct compensation is at the 40th percentile of the compensation peer group, while the NEOs’ 2013 reported total direct compensation is at the 26th percentile of the compensation peer group. In terms of relative compensation to the peer group for 2012, the CEO’s 2012 reported total direct compensation was at the 35th percentile of the compensation peer group, while the NEO’s 2012 reported total direct compensation was at the 18th percentile of the compensation peer group. These results demonstrate that the NEOs’ compensation is clearly aligned with Key’s performance and so there is a direct link between pay and performance.

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May 6, 2014

OTHER COMPENSATION PRACTICES OF KEY

In addition to Key’s market competitive compensation strategy, we have compensation practices that align our executives with shareholder interests. The following points are some of the compensation policies Key has in place:

•	Key does not have executive retirement or pension programs that many other industry peers continue to utilize.

•	Key has stock ownership guidelines in place, which impose stock ownership requirements for the CEO, and other NEOs, which meet the highest standard of guidelines set by institutional proxy advisors as well as exceed the guidelines of most of our industry peers.

•	Key has implemented a “clawback” policy for equity incentive-based compensation.

•	Key has an anti-hedging policy in place.

•	Key’s NEO compensation is established by an independent compensation committee, which engages an independent consultant for third party advice.

•	Key has passed every say-on-pay shareholder advisory vote to date.

CHANGES IN ANNUAL INCENTIVE COMPENSATION PLAN & SHARE REQUEST

Going forward, the Compensation Committee has approved a new annual incentive metric that we feel will create even more alignment with shareholder interests. The “Key Value Added” metric for the financial component of the annual incentive plan in 2014 will more strongly tie pay to performance throughout the organization for cash incentives. This metric is formulaic and is built to measure how much value is added as a result of the decisions made by executives and key employees over a one year period.

Management of Key proposed that additional shares be authorized for issuance under the long-term incentive plan in 2014. The Board of Directors carefully reviewed the proposal and considered many factors in determining the appropriate share number, including the dilution to shareholders, the number of shares available under prior plans, the burn rate, and the practices of the peer group. It was determined that the 9.7 million additional shares requested would be in the best interests of the shareholders and the Company.

COMMITMENT TO SHAREHOLDERS

Key is committed to delivering results to shareholders by basing decision-making and strategy on producing shareholder value. The Board, management team, and independent compensation advisor have designed compensation programs each year to align Key’s compensation structures with performance and shareholder interests. Evidenced by our previous three-year average say on pay shareholder approval rating of 84%, shareholders agree with our pay for performance compensation philosophy and have supported our compensation programs.

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May 6, 2014

At Key, we are proud of our executive team and our Compensation Committee with regard to our ability to attract, motivate and retain top talent in an industry that is highly competitive for effective, experienced leadership. We strive every day to make sure our team is made up of the right individuals, with our main focus being on the interests of the shareholders. Again we thank you for your investment in Key. Please support the Board’s recommendations with your vote.

Regards,

/s/ Ralph S. Michael, III

Ralph S. Michael, III, Lead Independent Director

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